                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: NOVEMBER 16, 2001
                        (DATE OF EARLIEST EVENT REPORTED)


                            SIERRA PACIFIC RESOURCES
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                           1-8788               88-0198358
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


P.O. BOX 30150 (6100 NEIL ROAD), RENO, NEVADA                       89520
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (775) 834-3610


NONE

(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
REPORT)



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ITEM 5. OTHER EVENTS

     On October 24, 2001, Sierra Pacific Resources (the "Company") filed a Registration Statement on Form S-3, File No. 333-72160 (which also constituted a post-effective amendment to Registration Statement, File No. 333-30149), as amended by a Pre-Effective Amendment No. 1, filed on November 7, 2001 (as amended, the "Registration Statement"), in connection with its proposed offering of $300 million of its Corporate Premium Income Equity Securities ("PIES"). Each Corporate PIES unit consists of a stock purchase contract and a senior unsecured note issued by the Company with a face amount of $50. Each PIES stock purchase contract will (1) include the right to receive payments from the Company on the stock purchase contract and (2) obligate the holder to purchase a number of shares of the Company's common stock on November 15, 2005. The number of shares of common stock receivable on the settlement date will be between 3.0084 and 3.6101 shares per unit depending on the average trading price of the Company's common stock prior to the settlement date. Each senior note issued in connection with the PIES will mature on November 15, 2007.

     The Registration Statement was declared effective on November 7, 2001. As exhibits to the Registration Statement, the Company filed forms of agreements relating to the PIES. The Company subsequently offered and sold $300,000,000 principal amount of its PIES on November 16, 2001 at a price of $50 per unit with quarterly payments of an initial annual combined rate of 9% pursuant to a definitive prospectus and prospectus supplement, the final form of which was filed pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, on November 14, 2001. The PIES were offered by Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and First Union Securities, Inc., as underwriters. In connection with the offering and sale of the PIES, the Company finalized the agreements relating to the PIES that had been previously filed in draft form. The final forms of those agreements are filed herewith as exhibits, as set forth in
Item 7 hereof.

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ITEM 7. EXHIBITS

(c) Exhibits

1.1 Underwriting Agreement dated November 12, 2001, among the Company, Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith
     Incorporated, Goldman, Sachs & Co. and First Union Securities, Inc.

4.1 Officers' Certificate dated November 16, 2001, establishing the terms of the Senior Notes to be issued in connection with the PIES.

4.2  Senior Note due 2007.

4.3 Purchase Contract Agreement dated November 16, 2001, between the Company and The Bank of New York.

4.4  Corporate PIES Certificate.

4.5  Treasury PIES Certificate.

4.6 Pledge Agreement dated November 16, 2001, among the Company, Wells Fargo Bank Minnesota, N.A. and The Bank of New York.

4.7 Remarketing Agreement dated November 16, 2001, between the Company and Lehman Brothers, Inc.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SIERRA PACIFIC RESOURCES
                                       Registrant



                                       /s/ William E. Peterson
                                       -------------------------------
                                       William E. Peterson
                                       Senior Vice President, General
                                       Counsel and Corporate Secretary


Dated:  November 16, 2001